Exhibit 99.2
First Quarter 2024 Investor Presentation May 7, 2024

2 Cautionary Statements Forward Looking Statements Certain statements and information in this presentation (as well as information included in other written or oral statements we make from time to time) may contain or constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The words “believe,” “estimate,” “project,” “expect,” “anticipate,” “plan,” “intend,” “foresee,” “should,” “would,” “could,” “continue,” “committed,” “attempt,” “aim,” “target,” “objective,” “guides,” “seek,” “focus,” “provides guidance,” “provides outlook” or other similar expressions are intended to identify forward-looking statements, which are not historical in nature. These forward-looking statements, including statements about our strategic initiatives and market opportunities, are based on our current expectations and beliefs concerning future developments and their potential effect on us and other information currently available. Such forward-looking statements, because they relate to future events, are by their very nature subject to many important risks and uncertainties that could cause actual results or other events to differ materially from those contemplated. These risks and uncertainties include, but are not limited to: a deterioration in general economic conditions, including inflationary conditions and resulting in reduced consumer confidence and business spending, and a decline in consumer credit worthiness impacting demand for our products; the unpredictability of our operating results, including an inability to anticipate changes in customer inventory management practices and its impact on our business; a disruption or other failure in our supply chain, including as a result of foreign conflicts and with respect to single source suppliers, or the failure or inability of suppliers to comply with our code of conduct or contractual requirements, or political unrest in countries in which our suppliers operate, or inflationary pressures, resulting in increased costs and inability to pass those costs on to our customers and extended production lead times and difficulty meeting customers’ delivery expectations; our failure to retain our existing customers or identify and attract new customers; our inability to recruit, retain and develop qualified personnel, including key personnel, and implement effective succession processes; adverse conditions in the banking system and financial markets, including the failure of banks and financial institutions; system security risks, data protection breaches and cyber-attacks; interruptions in our operations, including our information technology systems, or in the operations of the third parties that operate computing infrastructure on which we rely; our inability to develop, introduce and commercialize new products and services; the usage, or lack thereof, of artificial intelligence technologies; our substantial indebtedness, including inability to make debt service payments or refinance such indebtedness; the restrictive terms of our indebtedness and covenants of future agreements governing indebtedness and the resulting restraints on our ability to pursue our business strategies; our status as an accelerated filer and complying with the Sarbanes-Oxley Act of 2002 and the costs associated with such compliance and implementation of procedures thereunder; our failure to maintain effective internal control over financial reporting; disruptions in production at one or more of our facilities; problems in production quality, materials and process and costs relating to product defects and any related product liability and/or warranty claims; environmental, social and governance (“ESG”) preferences and demands of various stakeholders and our ability to conform to such preferences and demands and to comply with any related regulatory requirements; the effects of climate change, negative perceptions of our products due to the impact of our products and production processes on the environment and other ESG-related risks; damage to our reputation or brand image; disruptions in production due to weather conditions, climate change, political instability or social unrest; our inability to adequately protect our trade secrets and intellectual property rights from misappropriation, infringement claims brought against us and risks related to open source software; defects in our software and computing systems; our limited ability to raise capital; costs and impacts to our financial results relating to the obligatory collection of sales tax and claims for uncollected sales tax in states that impose sales tax collection requirements on out-of-state businesses or unclaimed property, as well as potential new U.S. tax legislation increasing the corporate income tax rate and challenges to our income tax positions; our inability to successfully execute on our divestitures or acquisitions; our inability to realize the full value of our long-lived assets; our inability to renew licenses with key technology licensors; the highly competitive, saturated and consolidated nature of our marketplace; costs and potential liabilities associated with compliance or failure to comply with regulations, customer contractual requirements and evolving industry standards regarding consumer privacy and data use and security; new and developing technologies that make our existing technology solutions and products obsolete or less relevant or our failure to introduce new products and services in a timely manner; our failure to operate our business in accordance with the Payment Card Industry Security Standards Council security standards or other industry standards; the effects of restrictions, delays or interruptions in our ability to source raw materials and components used in our products from foreign countries; the effects on the global economy of ongoing foreign conflicts; our failure to comply with environmental, health and safety laws and regulations that apply to our products and the raw materials we use in our production processes; risks associated with the majority stockholders’ ownership of our stock; potential conflicts of interest that may arise due to our board of directors being comprised in part of directors who are principals of our majority stockholders; the influence of securities analysts over the trading market for and price of our common stock; failure to meet the continued listing standards of the Nasdaq Global Market; the impact of stockholder activism or securities litigation on the trading price and volatility of our common stock; our inability to fully execute on our share repurchase program strategy; certain provisions of our organizational documents and other contractual provisions that may delay or prevent a change in control and make it difficult for stockholders other than our majority stockholders to change the composition of our board of directors; our ability to comply with a wide variety of complex laws and regulations and the exposure to liability for any failure to comply; the effect of legal and regulatory proceedings; and other risks that are described in Part I, Item 1A – Risk Factors in our Annual Report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”) on March 7, 2024 in Part II, Item 1A – Risk Factors of our Quarterly Report on Form 10-Q and our other reports filed from time to time with the SEC. We caution and advise readers not to place undue reliance on forward-looking statements, which speak only as of the date hereof. These statements are based on assumptions that may not be realized and involve risks and uncertainties that could cause actual results or other events to differ materially from the expectations and beliefs contained herein. We undertake no obligation to publicly update or revise any forward-looking statements after the date they are made, whether as a result of new information, future events or otherwise. Non-GAAP Financial Measures In addition to financial results reported in accordance with U.S. generally accepted accounting principles (“GAAP”), we have provided the following non-GAAP financial measures in this presentation, all reported on a continuing operations basis: EBITDA, Adjusted EBITDA, Adjusted EBITDA margin, Free Cash Flow, LTM Adjusted EBITDA and Net Leverage Ratio. These non-GAAP financial measures are utilized by management in comparing our operating performance on a consistent basis between fiscal periods. We believe that these financial measures are appropriate to enhance an overall understanding of our underlying operating performance trends compared to historical and prospective periods and our peers. Management also believes that these measures are useful to investors in their analysis of our results of operations and provide improved comparability between fiscal periods. Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information calculated in accordance with GAAP. Our non-GAAP measures may be different from similarly titled measures of other companies. Investors are encouraged to review the reconciliation of these historical non-GAAP measures to their most directly comparable GAAP financial measures included in the appendix to this presentation.

CPI Confidential and Proprietary | Not for distribution 3 Agenda Overview and Strategy Q1 Financial Review 2024 Outlook Summary 1 2 3 4

Overview 4 Q1 performance improvement  Expected declines in debit and credit card volumes partially offset by strong growth in Prepaid solutions, Card@Once® instant issuance and card personalization services  Gross margin increase; solid cash flow generation  Sequential improvement from Q4 2024 net sales and Adjusted EBITDA outlook affirmed  Continue to expect sales declines in first half of year to be offset by growth in second half Share repurchase program advanced  Repurchased or committed to repurchase approximately $6 million of the $20 million authorization through Q1 Long-term growth trends remain intact  U.S. Cards in circulation growth  Company remains focused on gaining share and expanding into adjacent markets

Strategy Review 5 The Contactless Indicator mark, consisting of four graduating arcs, is a trademark owned by and used with permission of EMVCo, LLC. Build from Strong Foundation  A leader in the U.S. payments market with portfolio that includes Secure Card, Personalization, Instant Issuance and Prepaid  Strong value proposition from our focus on customer service, quality and innovation o New contract signed in Q1 with one of our larger customers, gaining long-term share  Strong and long-standing customer relationships Expand Addressable Markets  Leverage technology connections with the U.S. payments eco-system to offer additional payment solutions, including digital solutions, for existing base of thousands of SME financial institution customers o New referral relationship signed in Q1 with MEA Financial Enterprises, allowing CPI to offer push provisioning to digital wallets to users of MEA’s mobile app services, which includes approximately 300 financial institutions  Provide existing solutions to new customer verticals

Visa and Mastercard U.S. Cards in Circulation 6 Cards in circulation have grown at a 9% CAGR over the last three years to 2.0 billion, up from 1.5 billion cards in 2020 Cards in Millions Sources: Visa and Mastercard Quarterly Operational Performance Data 944 987 1,021 1,063 1,078 1,113 1,127 1,155 1,206 1,221 1,229 1,246 1,285 599 600 606 616 636 645 656 674 679 694 713 725 1,543 738 1,587 1,627 1,679 1,714 1,758 1,783 1,829 1,885 1,915 1,942 1,971 2,023 Q4'20 Q1'21 Q2'21 Q3'21 Q4'21 Q1'22 Q2'22 Q3'22 Q4'22 Q1'23 Q2'23 Q3'23 Q4'23 Debit Credit

2024 Q1 Financial Review CPI Confidential and Proprietary | Not for distribution 7

Q1 Highlights 8 Q1 results impacted by cautious customer spending on cards, as expected, but decreases partially offset by strong growth in Prepaid and other services businesses  Net sales decreased 7% to $111.9 million  Net income decreased 50% to $5.5 million; net income margin decreased from 9.0% to 4.9%  Gross margin increased from 35.7% to 37.1%  Adjusted EBITDA¹ decreased 8% to $23.0 million; Adjusted EBITDA margin¹ decreased from 20.7% to 20.5%  Cash provided by operating activities of $8.9 million compared to $8.0 million in the prior year period  Free Cash Flow¹ generation of $7.4 million compared to $3.9 million in the prior year period Q1 results improved sequentially compared to Q4 of 2023  Net sales $111.9 million compared to $102.9 million in Q4 1) Adjusted EBITDA, Adjusted EBITDA margin and Free Cash Flow are not measurements of financial performance prepared in accordance with GAAP. See “Reconciliations of Non-GAAP Financial Measures” at the end of this document for more information and reconciliations to the most directly comparable GAAP financial measures. The Contactless Indicator mark, consisting of four graduating arcs, is a trademark owned by and used with permission of EMVCo, LLC.

First Quarter Financial Highlights 9 1) Adjusted EBITDA and Adjusted EBITDA margin are not measurements of financial performance prepared in accordance with GAAP. See “Reconciliations of Non-GAAP Financial Measures” at the end of this document for more information and reconciliations to the most directly comparable GAAP financial measures.  Net sales decrease driven primarily by reduced card volumes in our Debit and Credit segment, partially offset by growth from Prepaid, instant issuance, and other card personalization services  Gross profit decrease driven by lower net sales; partially offset by lower production costs  SG&A increase driven by higher compensation expenses resulting from increased executive retention and severance and stock compensation  Net income and net income margin declines driven by reduced sales; higher SG&A, including executive retention awards; and a higher effective tax rate; partially offset by improved gross margin  Adjusted EBITDA1 decline driven by reduced sales (in millions, except per share data) Q1 24 Q1 23 % Change Commentary Net Sales $111.9 $120.9 -7% Gross Profit $ 41.5 $ 43.1 -4% % Margin 37.1% 35.7% SG&A $ 26.0 $ 21.1 24% Net Income $ 5.5 $ 10.9 -50% Net Income as a % of sales 4.9% 9.0% Diluted EPS $ 0.46 $ 0.91 -49% Adjusted EBITDA1 $ 23.0 $ 25.1 -8% % Margin 1 20.5% 20.7%

Financial Highlights - Segments 10 $ in millions Q1 Net Sales & Operating Income Q1 Net Sales & Operating Income 24.0% 29.8% Net Sales Operating Income & Margin 27.7% Operating Income & Margin $20.4 $19.2 24.3% 23.4% Net Sales $94.2 $94.2 26.9% 26.9% 2023 2024 $102.0 2023 2024 29.4% 25.9% $30.0 $22.8 2023 2024 $24.2 2023 2024 19.2% 36.1% $8.7 $3.7 Debit and Credit Prepaid Debit $102.0 $88.0 $19.1 $24.2 29.4% 25.9% 19.2% 36.1%

Balance Sheet, Liquidity, Net Leverage and Cash Flow 11 $ in millions, except ratios Balance Sheet, Liquidity and Net Leverage Rat Mar. 31, 2024 Dec. 31, 2023 Cash on hand $ 17.1 $ 12.4 Available Liquidity1 $ 92 $ 87 Total Debt1 $ 284.7 $ 286.0 Adjusted EBITDA (LTM)2 $ 87.4 $ 89.5 Net Leverage Ratio1 3.1x 3.1x Cash Flow Q1 2024 Q1 2023 Cash provided by operating activities $ 8.9 $ 8.0 Capital Expenditures $ (1.5) $ (4.1) Free Cash Flow2 $ 7.4 $ 3.9 Our capital structure and allocation strategies are focused on: 1. Maintaining ample liquidity 2. Investing in the business, including strategic acquisitions 3. De-leveraging the balance sheet 4. Returning funds to stockholders 2024 Highlights:  Repurchased $1.25 million of shares in the open market in Q1 2024 ($0.25 million in Q4)  Agreement to repurchase $4.4 million of shares from majority owner in April at 98% of the Q1 open market repurchases price  Net Leverage Ratio of 3.1x at Mar. 31, 2024 1) “Available Liquidity” is cash plus borrowing available on our ABL Revolver. “Net Leverage Ratio” is a Supplemental Financial Measure, see “Supplemental Financial Measures” at the end of this document for more information. “Total Debt” includes finance leases. 2) Adjusted EBITDA (LTM) and Free Cash Flow are not measurements of financial performance prepared in accordance with GAAP. See “Reconciliations of Non-GAAP Financial Measures” at the end of this document for more information and reconciliations to the most directly comparable GAAP financial measures.

2024 Outlook 12 Affirmed full year outlook for net sales and Adjusted EBITDA; adjusted Free Cash Flow outlook to reflect incentives on customer contract win Full-year outlook 2024  Slight increase in both Net Sales and Adjusted EBITDA¹  Free Cash Flow approximately half the 2023 level due to increased capital investment and incentive payments on customer contract signed in Q1 (previous outlook $5 million to $10 million lower than 2023)  Net Leverage Ratio between 3.0x and 3.5x at year-end Long-term growth trends remain intact  Growth in U.S. cards in circulation  Recurring nature of business  Trends toward adoption of higher-priced contactless cards and eco-focused cards 1) We have provided Adjusted EBITDA expectations for 2024 on a non-GAAP basis because certain reconciling items are dependent on future events that either cannot be controlled or cannot be reliably predicted because they are not part of the Company’s routine activities, any of which could be significant.

Summary 13 First quarter results improved from recent trends  Customers continue to work down card inventories, but strong growth from Prepaid and other services businesses  Sequential improvement from Q4 Full year net sales and Adjusted EBITDA outlook affirmed  Gradual market recovery expected over course of year Long-term secular trends remain intact  CPI well positioned with innovative and high-quality solutions and strong customer focus Strategic focus on building from current foundation while expanding into adjacencies  Leverage existing customer base and solutions to expand total addressable market, including through offering additional digital payments solutions

Contact (877) 369-9016 investorrelations@cpicardgroup.com www.cpicardgroup.com 14

Reconciliations of Non-GAAP Financial Measures 15 Adjusted EBITDA and Adjusted EBITDA Margin EBITDA represents earnings before interest, taxes, depreciation and amortization, all on a continuing operations basis. Adjusted EBITDA is presented on a continuing operations basis and is defined as EBITDA (which represents earnings before interest, taxes, depreciation and amortization) adjusted for litigation; stock-based compensation expense; estimated sales tax expense, restructuring and other charges, including executive retention and severance; costs related to production facility modernization efforts; loss on debt extinguishment; foreign currency gain or loss; and other items that are unusual in nature, infrequently occurring or not considered part of our core operations. Adjusted EBITDA is intended to show our unleveraged, pre-tax operating results and therefore reflects our financial performance based on operational factors, excluding non-operational, unusual or non-recurring losses or gains. Adjusted EBITDA has important limitations as an analytical tool, and you should not consider it in isolation, or as a substitute for, analysis of our results as reported under GAAP. For example, Adjusted EBITDA does not reflect: (a) our capital expenditures, future requirements for capital expenditures or contractual commitments; (b) changes in, or cash requirements for, our working capital needs; (c) the significant interest expenses or the cash requirements necessary to service interest or principal payments on our debt; (d) tax payments that represent a reduction in cash available to us; (e) any cash requirements for the assets being depreciated and amortized that may have to be replaced in the future; (f) the impact of earnings or charges resulting from matters that we and the lender under our credit agreement may not consider indicative of our ongoing operations; or (g) the impact of any discontinued operations. In particular, our definition of Adjusted EBITDA allows us to add back certain non-operating, unusual or non-recurring charges that are deducted in calculating net income, even though these are expenses that may recur, vary greatly and are difficult to predict and can represent the effect of long-term strategies as opposed to short-term results. In addition, certain of these expenses represent the reduction of cash that could be used for other purposes. (1) Represents estimated sales tax expense relating to a contingent liability due to historical activity in certain states where it is probable that the Company will be subject to sales tax plus interest and penalties. (2) Represents executive retention and severance costs, as well as costs related to production facility modernization efforts. (3) The Company redeemed a portion of the 8.625% Senior Secured Notes in 2023 and expensed the associated portion of the unamortized deferred financing costs. Reconciliation of net income to EBITDA and Adjusted EBITDA: Net income $ 5.5 $ 10.9 Interest, net 6.4 6.8 Income tax expense 2.2 2.8 Depreciation and amortization 4.0 3.8 EBITDA $ 18.1 $ 24.3 Adjustments to EBITDA: Stock-based compensation expense $ 3.1 $ 0.5 Sales tax expense (1) — 0.1 Restructuring and other charges (2) 1.8 — Loss on debt extinguishment (3) — 0.1 Foreign currency gain — (0.0) Subtotal of adjustments to EBITDA $ 4.9 $ 0.8 Adjusted EBITDA $ 23.0 $ 25.1 Net income margin (% of net sales) 4.9% 9.0% Net income growth (% change 2024 vs. 2023) -49.8% Adjusted EBITDA margin (% of net sales) 20.5% 20.7% Adjusted EBITDA growth (% change 2024 vs. 2023) -8.3% Three Months Ended March 31, 2024 2023 ($ in millions)

Reconciliations of Non-GAAP Financial Measures 16 LTM Adjusted EBITDA We define LTM Adjusted EBITDA as adjusted EBITDA (defined previously) for the last twelve months. Free Cash Flow We define Free Cash Flow as cash flow from operating activities less capital expenditures. We use this metric in analyzing our ability to service and repay our debt. However, this measure does not represent funds available for investment or other discretionary uses since it does not deduct cash used to service our debt. Reconciliation of net income to LTM EBITDA and Adjusted EBITDA: Net income $ 18.6 $ 24.0 Interest, net 26.6 26.9 Income tax expense 9.8 10.5 Depreciation and amortization 16.1 15.9 EBITDA $ 71.1 $ 77.3 Adjustments to EBITDA: Stock-based compensation expense $ 10.0 $ 7.5 Sales tax benefit (1) (0.2) (0.1) Restructuring and other charges (2) 6.4 4.5 Loss on debt extinguishment (3) 0.1 0.2 Foreign currency gain (0.0) (0.0) Subtotal of adjustments to EBITDA $ 16.3 $ 12.2 LTM Adjusted EBITDA $ 87.4 $ 89.5 Last Twelve Months Ended ($ in millions) 2024 2023 Reconciliation of cash provided by operating activities - (GAAP) to Free Cash Flow: Cash provided by operating activities $ 8.9 $ 8.0 Capital expenditures for plant, equipment and leasehold improvements, net (1.5) (4.1) Free Cash Flow $ 7.4 $ 3.9 ($ in millions) Three Months Ended March 31, 2024 2023 (1) Represents estimated sales tax benefit relating to a contingent liability due to historical activity in certain states where it is probable that the Company will be subject to sales tax plus interest and penalties. (2) Represents executive retention and severance costs, as well as costs related to production facility modernization efforts. (3) The Company redeemed a portion of the 8.625% Senior Secured Notes in 2023 and expensed the associated portion of the unamortized deferred financing costs.

Supplemental Financial Measures 17 Net Leverage Ratio Management and various investors use the ratio of debt principal outstanding, plus finance lease obligations, less cash divided by LTM Adjusted EBITDA, or “Net Leverage Ratio,” as a measure of our financial strength when making key investment decisions and evaluating us against peers. Calculation of Net Leverage Ratio: Senior Notes $ 267.9 $ 267.9 Finance lease obligations 16.8 18.1 Total Debt 284.7 286.0 Less: Cash and cash equivalents (17.1) (12.4) Total Net Debt (a) $ 267.6 $ 273.6 LTM Adjusted EBITDA (b) $ 87.4 $ 89.5 Net Leverage Ratio (a)/(b) 3.1 3.1 ($ in millions) As of March 31, 2024 December 31, 2023